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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JUNE 28, 2000





                         Commission File Number 1-12480

                                [GRAPHIC OMITTED]

                         LOUIS DREYFUS NATURAL GAS CORP.
             (Exact name of registrant as specified in its charter)


               OKLAHOMA                                         73-1098614
   (State or other jurisdiction of                            (IRS Employer
    incorporation or organization)                          Identification No.)

14000 QUAIL SPRINGS PARKWAY, SUITE 600
        OKLAHOMA CITY, OKLAHOMA                                   73134
(Address of principal executive office)                         (Zip code)

       Registrant's telephone number, including area code: (405) 749-1300

                                      NONE
   (Former name, former address and former fiscal year, if changed since last report.)


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                         LOUIS DREYFUS NATURAL GAS CORP.
                                    FORM 8-K
                                  JUNE 28, 2000




ITEM 5 - OTHER EVENTS

         On June 28, 2000, Louis Dreyfus Natural Gas Corp. entered into an Underwriting Agreement with the underwriters named therein in connection with an underwritten public offering of common stock consisting of 2,400,000 shares to be sold by the Company, and 1,600,000 shares to be sold by an indirect wholly-owned subsidiary of its principal shareholder, S.A. Louis Dreyfus et Cie.

         This Form 8-K is being filed solely to file the Underwriting Agreement as an exhibit pursuant to Item 601(b)(1) of Regulation S-K.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.
                  1.1 Underwriting Agreement by and between Louis Dreyfus Natural Gas Corp., the selling shareholder and certain of its affiliates and the Underwriters named therein
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       LOUIS DREYFUS NATURAL GAS CORP.


Date: June 28, 2000                    By:    /s/  Jeffrey A. Bonney
                                              ---------------------------------
                                              Jeffrey A. Bonney
                                              Executive Vice President and
                                              Chief Financial Officer























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